Exhibit 99.1
Viant Technology Announces Third Quarter 2024 Financial Results
IRVINE, Calif., Nov. 12, 2024 – Viant Technology Inc. (Nasdaq: DSP), a leader in AI-powered programmatic advertising, today reported financial results for its third quarter ended September 30, 2024.
"We delivered outstanding third quarter results, with revenue, contribution ex-TAC, and adjusted EBITDA surpassing the high end of our guidance," said Tim Vanderhook, Co-Founder and CEO, Viant. "For the second consecutive quarter, advertiser spending on our platform hit a new record, fueled by unprecedented CTV spending. We're excited to build upon our CTV targeting and measurement capabilities with the acquisition of IRIS.TV, which we announced today. In addition, the recent introduction of ViantAI has captivated advertisers and aligns with their increasing desire to explore innovative, efficient and more cost-effective alternatives in programmatic advertising, further fueling our growth."
Third quarter 2024 Financial Highlights, year-over-year (in thousands, except percentages and per share data):

	2024	2023	Change (%)

	(NM = Not Meaningful)
GAAP
Revenue	$79,922	$59,585	34%
Gross profit	$35,324	$28,620	23%
Net income (loss)	$6,458	$(672)	1,061%
Net income (loss) as a percentage of gross profit	18%	(2)%	NM
Earnings (loss) per share of Class A common stock—basic	$0.09	$(0.03)	400%
Earnings (loss) per share of Class A common stock—diluted	$0.09	$(0.03)	400%
Class A and Class B common shares outstanding (as of September 30)	63,074
Cash and cash equivalents (as of September 30)	$214,632

Non-GAAP(1)
Contribution ex-TAC	$47,352	$39,102	21%
Adjusted EBITDA	$14,675	$9,668	52%
Adjusted EBITDA as a percentage of contribution ex-TAC	31%	25%	NM
Non-GAAP net income	$12,283	$7,609	61%
Non-GAAP earnings (loss) per share of Class A common stock—basic	$0.15	$0.08	88%
Non-GAAP earnings (loss) per share of Class A common stock—diluted	$0.15	$0.08	88%
Business Highlights:
•Record quarter for total advertiser spend ("spend")(2) on the platform, with an all-time high in connected television ("CTV") spend.
•CTV spend grew nearly 50% year-over-year, driven by our Direct Access program and Household ID technology.
•Launched ViantAI, the first fully autonomous advertising software platform, driven by the powerful capabilities of generative AI.
•Named the winner of the 2024 Best Demand-Side Platform (DSP) in the 7th annual MarTech Breakthrough Awards, conducted by MarTech Breakthrough, a leading market intelligence organization.
•Completed the acquisition of IRIS.TV ("IRIS"), a global content and data platform built for CTV. IRIS enables advertisers to target and measure video campaigns using content-level contextual, emotional and brand-suitability data. This acquisition will accelerate the mission of IRIS to expand its CTV content identification at scale across premium publishers, while providing Viant with more advanced CTV targeting and measurement capabilities.
•Purchased 1.4 million shares of Class A common stock from May 1, 2024, through November 8, 2024 for a total of $14 million. As of November 8, 2024, $36 million remains available for repurchases under our Repurchase Program.

"We had a very strong third quarter with contribution ex-TAC growing more than 20% year-over-year for the fifth consecutive quarter. Additionally, adjusted EBITDA as a percentage of contribution ex-TAC increased to 31%, marking a 6-percentage point improvement compared to the same period last year," said Larry Madden, CFO, Viant. "We remain highly confident in our ability to continue capturing market share, driven by our ongoing success in CTV, along with the strong initial demand for and growing adoption of the ViantAI product suite. Our solutions are delivering significant efficiencies and cost savings to our customers while broadening our addressable market by making programmatic advertising more accessible to businesses of all sizes and marketing budgets."
Guidance:
For the fourth quarter 2024, the Company expects:
•Revenue in the range of $82 million to $85 million
•Contribution ex-TAC in the range of $51 million to $53 million
•Non-GAAP operating expenses in the range of $35 million to $36 million
•Adjusted EBITDA in the range of $16 million to $17 million
Contribution ex-TAC, non-GAAP operating expenses, adjusted EBITDA, adjusted EBITDA as a percentage of contribution ex-TAC, non-GAAP net income, and non-GAAP earnings (loss) per share of Class A common stock—basic and diluted are non-GAAP financial measures. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, the information provided in accordance with U.S. generally accepted accounting principles ("GAAP"). Reconciliations of these non-GAAP financial measures to Viant’s financial results as determined in accordance with GAAP are included at the end of this press release under “Reconciliation of Non-GAAP Financial Measures.” For a description of these non-GAAP financial measures, including the reasons management uses each measure, please see “Non-GAAP Financial Measures” in this press release. We are not able to estimate gross profit, total operating expenses or net income (loss) on a forward-looking basis or reconcile the guidance provided for contribution ex-TAC, non-GAAP operating expenses, or adjusted EBITDA to the closest corresponding GAAP financial measures on a forward-looking basis without unreasonable efforts due to the variability and complexity with respect to the charges excluded from these non-GAAP financial measures; in particular, the impact of future traffic acquisition costs and other platform operations expenses, as well as the measures and effects of our stock-based compensation related to equity grants that are directly impacted by unpredictable fluctuations in our share price and the potential forfeitures of equity grants. We expect the variability of the above charges could have a significant and potentially unpredictable impact on our future GAAP financial results.
(1)For a discussion on how we define, use and calculate these non-GAAP financial measures and a reconciliation thereof to the most directly comparable GAAP financial measures, see “Non-GAAP Financial Measures” and the supplementary schedules under “Reconciliation of Non-GAAP Financial Measures” in this press release.
(2)We define advertiser spend as the total amount billed to our customers for activity on our platform inclusive of the costs of advertising media, third-party data, other add-on features and our platform fee we charge customers.
Supplemental Financial and Other Information:
Supplemental financial and other information can be accessed through Viant’s investor relations website at investors.viantinc.com.
As of September 30, 2024, there were 16.2 million shares of the Company's Class A common stock outstanding and 46.9 million shares of the Company's Class B common stock outstanding. For more information, please refer to our Quarterly Report on Form 10-Q expected to be filed with the Securities and Exchange Commission ("SEC") on November 12, 2024.

Conference Call and Webcast Details:
Viant will host a conference call and webcast to discuss its financial results on Tuesday, November 12, 2024 at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). A live webcast of the call can be accessed from Viant’s Investor Relations website. An archived version of the webcast will be available from the same website after the call.
Viant Technology has used, and intends to continue to use, the “Investor Relations” section of its website at investors.viantinc.com, its LinkedIn account, the LinkedIn account of its Chief Executive Officer, Tim Vanderhook, the LinkedIn account of its Chief Operating Officer, Chris Vanderhook, its X (formerly known as Twitter) account (@viant_tech), and Chris Vanderhook's X account (@cvanderhook) to post information that may be important to investors.

Investors and potential investors are encouraged to consult Viant Technology’s website and the foregoing LinkedIn and X accounts regularly for important information.
About Viant
Viant Technology Inc. (NASDAQ: DSP) is a leader in AI-powered programmatic advertising, dedicated to driving innovation in digital marketing. Our omnichannel platform built for CTV allows marketers to plan, execute and measure their campaigns with unmatched precision and efficiency. With the launch of ViantAI, Viant is building the future of fully autonomous advertising solutions, empowering advertisers to achieve their boldest goals. Viant was recently awarded Best Demand Side Platform by MarTech Breakthrough, Great Place to Work® certification and received the Business Intelligence Group’s Innovation award for AI Advancements. Learn more at viantinc.com.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995.
Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words such as “guidance,” “believe,” “expect,” “estimate,” “project,” “plan,” “will,” or words or phrases with similar meaning.
Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward-looking statements contained in this press release relate to, among other things, Viant’s projected financial performance and operating results, including our guidance for revenue, contribution ex-TAC, non-GAAP operating expenses, and adjusted EBITDA, as well as statements regarding Viant’s growth prospects, Viant's ability to drive return on ad spend for our customers and capture increased market share, anticipated performance of and benefits of ViantAI, and Viant’s ability to capitalize on the changes in the programmatic advertising ecosystem. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to, the market for programmatic advertising developing slower or differently than Viant’s expectations, the demands and expectations of customers, the ability to attract and retain customers, the impact of information and data privacy trends and regulations on our business and competitors and other economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. Investors are referred to our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and subsequent Quarterly Reports on Form 10-Q, for additional information regarding the risks and uncertainties that may cause actual results to differ materially from those expressed in any forward-looking statement. We do not intend and undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable law.
Media Contact:
Marielle Lyon
press@viantinc.com
Investor Contact:
Nick Zangler
investors@viantinc.com

VIANT TECHNOLOGY INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited; in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenue	$79,922	$59,585	$199,181	$158,528
Operating expenses(1):
Platform operations	44,598	30,965	109,600	87,825
Sales and marketing	13,007	14,146	38,994	38,006
Technology and development	5,631	6,151	16,678	18,217
General and administrative	12,648	11,142	36,334	33,658
Total operating expenses	75,884	62,404	201,606	177,706
Income (loss) from operations	4,038	(2,819)	(2,425)	(19,178)
Other expense (income), net:
Interest income, net	(2,407)	(2,329)	(7,147)	(6,197)
Other expense, net	1	1	4	89
Total other expense (income), net	(2,406)	(2,328)	(7,143)	(6,108)
Income (loss) before income taxes	6,444	(491)	4,718	(13,070)
Provision for (benefit from) income taxes	(14)	181	(14)	181
Net income (loss)	6,458	(672)	4,732	(13,251)
Less: Net income (loss) attributable to noncontrolling interests	4,951	(146)	4,117	(9,181)
Net income (loss) attributable to Viant Technology Inc.	$1,507	$(526)	$615	$(4,070)
Earnings (loss) per share of Class A common stock:
Basic	$0.09	$(0.03)	$0.04	$(0.27)
Diluted	$0.09	$(0.03)	$0.04	$(0.27)
Weighted-average shares of Class A common stock outstanding:
Basic	16,290	15,388	16,240	15,093
Diluted	19,993	15,388	16,240	15,093
(1) Stock-based compensation and depreciation and amortization included in operating expenses are as follows (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Stock-based compensation:
Platform operations	$553	$1,171	$1,513	$3,187
Sales and marketing	1,180	2,588	3,074	7,620
Technology and development	693	1,529	1,844	4,363
General and administrative	2,903	3,446	8,875	9,565
Total	$5,329	$8,734	$15,306	$24,735

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Depreciation and amortization:
Platform operations	$3,383	$3,147	$10,440	$8,827
Sales and marketing	—	—	—	—
Technology and development	432	386	1,303	1,162
General and administrative	223	247	608	742
Total	$4,038	$3,780	$12,351	$10,731

VIANT TECHNOLOGY INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited; in thousands, except share and per share data)

	As of September 30,	As of December 31,
	2024	2023
Assets
Current assets:
Cash and cash equivalents	$214,632	$216,458
Accounts receivable, net of allowances	135,647	117,473
Prepaid expenses and other current assets	10,131	6,486
Total current assets	360,410	340,417
Property, equipment, and software, net	31,152	28,261
Operating lease assets	24,643	22,995
Intangible assets, net	113	201
Goodwill	12,422	12,422
Other assets	1,001	615
Total assets	$429,741	$404,911
Liabilities and stockholders’ equity
Liabilities
Current liabilities:
Accounts payable	$65,974	$47,342
Accrued liabilities	45,064	39,263
Accrued compensation	10,440	10,925
Deferred revenue	345	316
Current portion of operating lease liabilities	4,548	3,762
Other current liabilities	3,829	7,242
Total current liabilities	130,200	108,850
Long-term debt	—	—
Long-term portion of operating lease liabilities	22,317	21,672
Total liabilities	152,517	130,522
Commitments and contingencies
Stockholders’ equity
Preferred stock, $0.001 par value
Authorized shares — 10,000,000
Issued and outstanding — none	—	—
Class A common stock, $0.001 par value
Authorized shares — 450,000,000
Issued — 17,423,015 and 15,937,816	17	16
Outstanding — 16,224,237 and 15,783,941
Class B common stock, $0.001 par value
Authorized shares — 150,000,000
Issued and outstanding — 46,850,054 and 47,032,260	47	47
Additional paid-in capital	121,597	112,830
Accumulated deficit	(50,049)	(43,509)
Treasury stock, at cost; 1,198,778 and 153,875 shares held	(12,191)	(1,127)
Total stockholders’ equity attributable to Viant Technology Inc.	59,421	68,257
Noncontrolling interests	217,803	206,132
Total equity	277,224	274,389
Total liabilities and stockholders’ equity	$429,741	$404,911

VIANT TECHNOLOGY INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited; in thousands)

	Nine Months Ended September 30,
	2024	2023
Cash flows from operating activities:
Net income (loss)	$4,732	$(13,251)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	12,351	10,731
Stock-based compensation	15,306	24,735
Provision for doubtful accounts	876	63
Loss on disposal of assets	21	118
Noncash lease expense	2,983	2,941
Changes in operating assets and liabilities:
Accounts receivable	(19,050)	(4,653)
Prepaid expenses and other assets	(3,705)	1,350
Accounts payable	18,750	(5,639)
Accrued liabilities	5,757	151
Accrued compensation	(705)	(781)
Deferred revenue	29	1,179
Operating lease liabilities	(3,199)	(2,736)
Other liabilities	1,130	295
Net cash provided by operating activities	35,276	14,503
Cash flows from investing activities:
Purchases of property and equipment	(2,280)	(719)
Capitalized software development costs	(11,141)	(8,941)
Net cash used in investing activities	(13,421)	(9,660)
Cash flows from financing activities:
Repurchase of treasury stock related to tax withholdings on vested equity awards	(8,484)	(3,202)
Repurchase of treasury stock related to the stock repurchase program	(11,468)	—
Payment of member tax distributions	(5,306)	(5,207)
Proceeds from the exercise of stock options	1,903	—
Payment of offering costs	(326)	—
Net cash used in financing activities	(23,681)	(8,409)
Net decrease in cash and cash equivalents	(1,826)	(3,566)
Cash and cash equivalents at beginning of period	216,458	206,573
Cash and cash equivalents at end of period	$214,632	$203,007

Non-GAAP Financial Measures
To provide investors and others with additional information regarding Viant’s results, we have included in this press release the following financial measures that are not calculated in accordance with GAAP: contribution ex-TAC, non-GAAP operating expenses, adjusted EBITDA, adjusted EBITDA as a percentage of contribution ex-TAC, non-GAAP net income (loss) and non-GAAP earnings (loss) per share of Class A common stock—basic and diluted. The Company’s management believes that this information can assist investors in evaluating the Company’s operational trends, financial performance, and cash generating capacity. Management believes these non-GAAP financial measures allow investors to evaluate the Company’s financial performance using some of the same measures as management.
Contribution ex-TAC is a non-GAAP financial measure. Gross profit is the most comparable GAAP financial measure, which is calculated as revenue less platform operations expense. In calculating contribution ex-TAC, we add back other platform operations expense to gross profit. Contribution ex-TAC is a key profitability measure used by our management and board of directors to understand and evaluate our operating performance and trends, develop short- and long-term operational plans and make strategic decisions regarding the allocation of capital. “Traffic acquisition costs” or “TAC” represents amounts incurred and payable to suppliers for the cost of advertising media, third-party data and other add-on features related to our fixed CPM pricing option and certain arrangements related to our percentage of spend pricing option. In particular, we believe that contribution ex-TAC can provide a measure of period-to-period comparisons for all pricing options within our business. Accordingly, we believe that this measure provides information to investors and the market in understanding and evaluating our operating results in the same manner as our management and board of directors.
Non-GAAP operating expenses is a non-GAAP financial measure. Total operating expenses is the most comparable GAAP financial measure. Non-GAAP operating expenses is defined by us as total operating expenses plus other expense (income), net, less TAC, stock-based compensation, depreciation, amortization, and certain other items that are not related to our core operations, such as restructuring and other charges, transaction expense and non-operational media purchases. Non-GAAP operating expenses is a key component in calculating adjusted EBITDA, which is one of the measures we use to provide our business outlook to the investment community. Additionally, non-GAAP operating expenses is used by our management and board of directors to understand and evaluate our operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operational plans. We believe that the elimination of TAC, stock-based compensation, depreciation, amortization and certain other items not related to our core operations provides another measure for period-to-period comparisons of our business, provides additional insight into our core controllable costs and is a useful metric for investors because it allows them to evaluate our operational performance in the same manner as our management and board of directors.
Adjusted EBITDA is a non-GAAP financial measure defined by us as net income (loss) before interest expense (income), net, income tax benefit (expense), depreciation, amortization, stock-based compensation and certain other items that are not related to our core operations, such as restructuring and other charges, transaction expense and non-operational media purchases. Net income (loss) is the most comparable GAAP financial measure. Adjusted EBITDA as a percentage of contribution ex-TAC is a non-GAAP financial measure we calculate by dividing adjusted EBITDA by contribution ex-TAC for the period or periods presented.
Adjusted EBITDA and adjusted EBITDA as a percentage of contribution ex-TAC are used by our management and board of directors to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operational plans. In particular, we believe that the exclusion of the amounts eliminated in calculating adjusted EBITDA can provide a measure for period-to-period comparisons of our business. Adjusted EBITDA as a percentage of contribution ex-TAC, a non-GAAP financial measure, is used by our management and board of directors to evaluate adjusted EBITDA relative to our profitability after costs that are directly variable to revenues, which comprise TAC. Accordingly, we believe that adjusted EBITDA and adjusted EBITDA as a percentage of contribution ex-TAC provide information to investors and the market in understanding and evaluating our operating results in the same manner as our management and board of directors. Net income (loss) as a percentage of gross profit is the most comparable GAAP financial measure.
Non-GAAP net income (loss) is a non-GAAP financial measure defined by us as net income (loss) adjusted to eliminate the impact of stock-based compensation and certain other items that are not related to our core operations, such as restructuring and other charges, transaction expense and non-operational media purchases, as well as the income tax effect of these adjustments. Net income (loss) is the most comparable GAAP financial measure. Non-GAAP net income (loss) is a key measure used by our management and board of directors to evaluate operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, we believe that the elimination of stock-based compensation and certain other items that are not related to our core operations provides measures for period-to-period comparisons of our business and additional insight into our core controllable costs. Accordingly, we believe that non-GAAP net income (loss) provides information to investors and the market generally in understanding and evaluating our results of operations in the same manner as our management and board of directors.
Non-GAAP earnings (loss) per share of Class A common stock—basic and diluted is a non-GAAP financial measure defined by us as earnings (loss) per share of Class A common stock—basic and diluted, adjusted to eliminate the impact of stock-based compensation and certain other items that are not related to our core operations, such as restructuring and other charges, transaction expense, and non-operational media purchases, as well as the income tax effect of such adjustments. Earnings (loss) per share of Class A common stock—basic and diluted is the most comparable GAAP financial measure. Non-GAAP earnings (loss) per share of Class A common stock—basic and diluted is used by our management and board of directors to evaluate operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, we believe that the elimination of stock-based compensation and certain other items that are not related to our core operations provides measures for period-to-period comparisons of our business and provides additional insight into our core controllable costs. Accordingly, we believe that non-GAAP earnings (loss) per share of Class A common stock—basic and diluted provides information to investors and the market generally that aids in the understanding and evaluation of our results of operations in the same manner as our management and board of directors.
Basic non-GAAP earnings (loss) per share of Class A common stock is calculated by dividing the non-GAAP net income (loss) attributable to Class A common stockholders by the number of weighted-average shares of Class A common stock outstanding. Shares of our Class B common stock do not share in our earnings or losses and are therefore not participating securities. As such, separate presentation of basic and diluted non-GAAP earnings (loss) of Class B common stock under the two-class method has not been presented.
Diluted non-GAAP earnings (loss) per share of Class A common stock adjusts the basic non-GAAP earnings (loss) per share for the potential dilutive impact of shares of Class A common stock such as equity awards using the treasury-stock method and Class B common stock using the if-converted method. Diluted non-GAAP earnings (loss) per share of Class A common stock considers the impact of potentially dilutive securities except in periods in which there is a loss because the inclusion of the potential common shares would have an anti-dilutive effect. Shares of our Class B common stock, RSUs and nonqualified stock options are considered potentially dilutive shares of Class A common stock. For the three and nine months ended September 30, 2024, Class B common stock has been excluded from the computation of diluted earnings (loss) per share of Class A common stock because the effect would have been anti-dilutive under the if-converted method. For the three and nine months ended September 30, 2023, Class B common stock and nonqualified stock options have been excluded from the computation of diluted earnings (loss) per share of Class A common stock because the effect would have been anti-dilutive under both the if-converted and treasury stock method.
These non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, the Company’s financial information calculated in accordance with GAAP and should not be considered measures of the Company’s liquidity. Further, these non-GAAP financial measures as defined by the Company may not be comparable to similar non-GAAP financial measures presented by other companies, including peer companies, and therefore comparability may be limited. The presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that the Company’s future results, cash flows or leverage will be unaffected by other unusual or non-recurring items. Management encourages investors and others to review Viant’s financial information in its entirety and not rely on a single financial measure.
Reconciliation of Non-GAAP Financial Measures
The following tables show the reconciliations of the Company’s non-GAAP financial measures contained in this press release to the most directly comparable GAAP financial measures.
The following table presents the calculation of gross profit and the reconciliation of gross profit to contribution ex-TAC for the periods presented (unaudited; in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenue	$79,922	$59,585	$199,181	$158,528
Less: Platform operations	(44,598)	(30,965)	(109,600)	(87,825)
Gross profit	35,324	28,620	89,581	70,703
Add: Other platform operations	12,028	10,482	33,450	30,078
Contribution ex-TAC	$47,352	$39,102	$123,031	$100,781
The following table presents a reconciliation of total operating expenses to non-GAAP operating expenses for the periods presented (unaudited; in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Operating expenses:
Platform operations	$44,598	$30,965	$109,600	$87,825
Sales and marketing	13,007	14,146	38,994	38,006
Technology and development	5,631	6,151	16,678	18,217
General and administrative	12,648	11,142	36,334	33,658
Total operating expenses	75,884	62,404	201,606	177,706
Add:
Other expense, net	1	1	4	89
Less:
Traffic acquisition costs	(32,570)	(20,483)	(76,150)	(57,747)
Stock-based compensation	(5,329)	(8,734)	(15,306)	(24,735)
Depreciation and amortization	(4,038)	(3,780)	(12,351)	(10,731)
Restructuring and other(1)	—	26	(467)	105
Transaction expense(2)	—	—	(384)	—
Non-operational media purchases(3)	(1,271)	—	(1,271)	—
Non-GAAP operating expenses	$32,677	$29,434	$95,681	$84,687
(1)Restructuring and other includes severance and other charges related to aligning our workforce with our strategic performance goals for the nine months ended September 30, 2024, and adjustments to severance charges initially recognized during 2022 for the three and nine months ended September 30, 2023.
(2)Transaction expense for the nine months ended September 30, 2024 consists of costs incurred for the Company's filing of a "shelf" registration statement on Form S-3.
(3)Non-operational media purchases reflects costs incurred for one-time and non-operating supplier purchases that are not billable to the customer for the three and nine months ended September 30, 2024.

The following table presents a reconciliation of net income (loss) to adjusted EBITDA for the periods presented (unaudited; in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net income (loss)	$6,458	$(672)	$4,732	$(13,251)
Add back (less):
Interest income, net	(2,407)	(2,329)	(7,147)	(6,197)
Provision for (benefit from) income taxes	(14)	181	(14)	181
Depreciation and amortization	4,038	3,780	12,351	10,731
Stock-based compensation	5,329	8,734	15,306	24,735
Restructuring and other(1)	—	(26)	467	(105)
Transaction expense(2)	—	—	384	—
Non-operational media purchases(3)	1,271	—	1,271	—
Adjusted EBITDA	$14,675	$9,668	$27,350	$16,094
(1)Restructuring and other includes severance and other charges related to aligning our workforce with our strategic performance goals for the nine months ended September 30, 2024, and adjustments to severance charges initially recognized during 2022 for the three and nine months ended September 30, 2023.
(2)Transaction expense for the nine months ended September 30, 2024 consists of costs incurred for the Company's filing of a "shelf" registration statement on Form S-3.
(3)Non-operational media purchases reflects costs incurred for one-time and non-operating supplier purchases that are not billable to the customer for the three and nine months ended September 30, 2024.
The following table presents the calculation of net income (loss) as a percentage of gross profit and the calculation of adjusted EBITDA as a percentage of contribution ex-TAC for the periods presented (unaudited; in thousands, except percentages):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Gross profit	$35,324	$28,620	$89,581	$70,703
Net income (loss)	$6,458	$(672)	$4,732	$(13,251)
Net income (loss) as a percentage of gross profit	18%	(2)%	5%	(19)%
Contribution ex-TAC	$47,352	$39,102	$123,031	$100,781
Adjusted EBITDA	$14,675	$9,668	$27,350	$16,094
Adjusted EBITDA as a percentage of contribution ex-TAC	31%	25%	22%	16%
The following table presents a reconciliation of net income (loss) to non-GAAP net income for the periods presented (unaudited; in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net income (loss)	$6,458	$(672)	$4,732	$(13,251)
Add back (less):
Stock-based compensation	5,329	8,734	15,306	24,735
Restructuring and other(1)	—	(26)	467	(105)
Transaction expense(2)	—	—	384	—
Non-operational media purchases(3)	1,271	—	1,271	—
Income tax benefit (expense) related to Viant Technology Inc.’s share of non-GAAP pre-tax income (loss)(4)	(775)	(427)	(1,268)	(555)
Non-GAAP net income	$12,283	$7,609	$20,892	$10,824
(1)Restructuring and other includes severance and other charges related to aligning our workforce with our strategic performance goals for the nine months ended September 30, 2024, and adjustments to severance charges initially recognized during 2022 for the three and nine months ended September 30, 2023.
(2)Transaction expense consists of costs incurred for the Company's filing of a "shelf" registration statement on Form S-3 for the nine months ended September 30, 2024.
(3)Non-operational media purchases reflects costs incurred for one-time and non-operating supplier purchases that are not billable to the customer for the three and nine months ended September 30, 2024.
(4)The estimated income tax effect of our share of non-GAAP pre-tax income (loss) for the three and nine months ended September 30, 2024 and 2023 is calculated using assumed blended tax rates of 24% and 25%, respectively, which represent our expected corporate tax rates, excluding discrete and non-recurring tax items.

The following tables present a reconciliation of earnings (loss) per share of Class A common stock—basic and diluted to non-GAAP earnings (loss) per share of Class A common stock—basic and diluted for the periods presented (unaudited; in thousands, except per share data):

	Three Months Ended September 30, 2024			Three Months Ended September 30, 2023
	Earnings (Loss) per Share	Adjustments	Non-GAAP Earnings (Loss) per Share	Earnings (Loss) per Share	Adjustments	Non-GAAP Earnings (Loss) per Share
Numerator
Net income (loss)	$6,458	$—	$6,458	$(672)	$—	$(672)
Adjustments:
Add back: Stock-based compensation	—	5,329	5,329	—	8,734	8,734
Add back: Restructuring and other(1)	—	—	—	—	(26)	(26)
Add back: Non-operational media purchases(2)	—	1,271	1,271	—	—	—
Income tax benefit (expense) related to Viant Technology Inc.'s share of non-GAAP pre-tax income (loss)(3)	—	(775)	(775)	—	(427)	(427)
Non-GAAP net income (loss)	6,458	5,825	12,283	(672)	8,281	7,609
Less: Net income (loss) attributable to noncontrolling interests(4)	4,951	4,826	9,777	(146)	6,448	6,302
Net income (loss) attributable to Viant Technology Inc.—basic	$1,507	$999	$2,506	$(526)	$1,833	$1,307
Add back: Reallocation of net income (loss) attributable to noncontrolling interest from the assumed exchange of dilutive securities for Class A common stock	272	268	540	—	80	80
Income tax benefit (expense) from the assumed exchange of dilutive securities for Class A common stock	(64)	(64)	(128)	—	(20)	(20)
Net income (loss) attributable to Viant Technology Inc.—diluted	$1,715	$1,203	$2,918	$(526)	$1,893	$1,367
Denominator
Weighted-average shares of Class A common stock outstanding —basic	16,290		16,290	15,388		15,388
Effect of dilutive securities:
Restricted stock units	1,696		1,696	—		735
Nonqualified stock options	2,007		2,007	—		—
Weighted-average shares of Class A common stock outstanding —diluted	19,993		19,993	15,388		16,123

Earnings (loss) per share of Class A common stock—basic	$0.09		$0.15	$(0.03)		$0.08
Earnings (loss) per share of Class A common stock—diluted	$0.09		$0.15	$(0.03)		$0.08

Anti-dilutive shares excluded from earnings (loss) per share of Class A common stock—diluted:
Restricted stock units	—		—	3,944		—
Nonqualified stock options	—		—	5,775		5,775
Shares of Class B common stock	46,850		46,850	47,082		47,082
Total shares excluded from earnings (loss) per share of Class A common stock—diluted	46,850		46,850	56,801		52,857
(1)Restructuring and other includes adjustments to severance charges initially recognized during 2022 for the three months ended September 30, 2023.
(2)Non-operational media purchases reflects costs incurred for one-time and non-operating supplier purchases that are not billable to the customer for the three months ended September 30, 2024.
(3)The estimated income tax effect of our share of non-GAAP pre-tax income (loss) for the three months ended September 30, 2024 and 2023 is calculated using assumed blended tax rates of 24% and 25%, respectively, which represent our expected corporate tax rates, excluding discrete and non-recurring tax items.
(4)The adjustment to net income (loss) attributable to noncontrolling interests represents stock-based compensation, restructuring and other charges and non-operational media purchases attributed to the noncontrolling interests outstanding during the period.

	Nine Months Ended September 30, 2024			Nine Months Ended September 30, 2023
	Earnings (Loss) per Share	Adjustments	Non-GAAP Earnings (Loss) per Share	Earnings (Loss) per Share	Adjustments	Non-GAAP Earnings (Loss) per Share
Numerator
Net income (loss)	$4,732	$—	$4,732	$(13,251)	$—	$(13,251)
Adjustments:
Add back: Stock-based compensation	—	15,306	15,306	—	24,734	24,734
Add back: Restructuring and other(1)	—	467	467	—	(105)	(105)
Add back: Transaction expense(2)	—	384	384	—	—	—
Add back: Non-operational media purchases(3)	—	1,271	1,271	—	—	—
Income tax benefit (expense) related to Viant Technology Inc.'s share of non-GAAP pre-tax income (loss)(4)	—	(1,268)	(1,268)	—	(555)	(555)
Non-GAAP net income (loss)	4,732	16,160	20,892	(13,251)	24,074	10,823
Less: Net income (loss) attributable to noncontrolling interests(5)	4,117	12,683	16,800	(9,181)	18,305	9,124
Net income (loss) attributable to Viant Technology Inc.—basic	$615	$3,477	$4,092	$(4,070)	$5,769	$1,699
Add back: Reallocation of net income (loss) attributable to noncontrolling interest from the assumed exchange of dilutive securities for Class A common stock	—	851	851	—	97	97
Income tax benefit (expense) from the assumed exchange of dilutive securities for Class A common stock	—	(202)	(202)	—	(24)	(24)
Net income (loss) attributable to Viant Technology Inc.—diluted	$615	$4,126	$4,741	$(4,070)	$5,842	$1,772
Denominator
Weighted-average shares of Class A common stock outstanding —basic	16,240		16,240	15,093		15,093
Effect of dilutive securities:
Restricted stock units	—		1,858	—		481
Nonqualified stock options	—		1,555	—		—
Weighted-average shares of Class A common stock outstanding —diluted	16,240		19,653	15,093		15,574

Earnings (loss) per share of Class A common stock—basic	$0.04		$0.25	$(0.27)		$0.11
Earnings (loss) per share of Class A common stock—diluted	$0.04		$0.24	$(0.27)		$0.11

Anti-dilutive shares excluded from earnings (loss) per share of Class A common stock—diluted:
Restricted stock units	4,072		—	3,944		—
Nonqualified stock options	5,781		—	5,775		5,775
Shares of Class B common stock	46,850		46,850	47,082		47,082
Total shares excluded from earnings (loss) per share of Class A common stock—diluted	56,703		46,850	56,801		52,857
(1)Restructuring and other includes severance and other charges related to aligning our workforce with our strategic performance goals for the nine months ended September 30, 2024, and adjustments to severance charges initially recognized during 2022 for the nine months ended September 30, 2023.
(2)Transaction expense consists of costs incurred for the Company's filing of a "shelf" registration statement on Form S-3 for the nine months ended September 30, 2024 .
(3)Non-operational media purchases reflects costs incurred for one-time and non-operating supplier purchases that are not billable to the customer for the nine months ended September 30, 2024.
(4)The estimated income tax effect of our share of non-GAAP pre-tax income (loss) for the nine months ended September 30, 2024 and 2023 is calculated using assumed blended tax rates of 24% and 25%, respectively, which represent our expected corporate tax rates, excluding discrete and non-recurring tax items.
(5)The adjustment to net income (loss) attributable to noncontrolling interests represents stock-based compensation, restructuring and other charges, transaction expense and non-operational media purchases attributed to the noncontrolling interests outstanding during the period.